Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Varilease Finance, Inc. (the “Company”)

KeyBanc Capital Markets Inc.

(together, the “Specified Parties”)

Re: VFI ABS 2022-1, LLC – Final Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “(Key) Data Tape as of 01.10.2022 for KPMG Updated.xlsm” provided by the Company on January 27, 2022, containing information on 88 equipment finance contracts (the “Contracts”) as of January 10, 2022 (the “Final Data File”), which we were informed are intended to be included as collateral in the offering by VFI ABS 2022-1, LLC. The Company is responsible for the specified attributes identified by the Company in the Final Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Final Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Cutoff Date” means January 10, 2022.

•

The term “Preliminary Data File” means an electronic data file entitled “(Key) Data Tape as of 11.30.2021 for KPMG.xlsm” provided by the Company on December 13, 2021, containing information on 71 Contracts as of November 30, 2021.

•	The term “NetSuite” means the Company’s servicing system.

•	The term “Sources” means the following information sources provided by the Company related to each Final Sample Contract (defined below):

•	Master Lease (including Master Lease Agreement, Master Agreement, and any amendment thereto)

•	Lease Schedule (including any amendment thereto)

•	Lease Modification Agreement

•	Notice and Acknowledgment of Assignment

•	Screenshots from NetSuite

•	Invoice for a partial payment of the purchase price of equipment under the Contract (the “Equipment Sale Partial Payment Invoice”)

•	D&B Report showing the SIC Code for the Lessee, Co-lessee, or guarantor as listed on the Lease Schedule (the “D&B Report”)

•	Installation Certificate (including any amendment thereto)

•

MS Excel worksheets which the Company informed us contained contractual cashflows and the corresponding IRR for a scenario the Company anticipates the Lessee may select based on the options at the end of the lease term according to the Master Lease and Lease Schedule (the “Amortization Schedules”)

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the table below.

•	The term “Provided Information” means the Cutoff Date, Preliminary Data File, Sources, and Instructions.

Prior to being provided the Final Data File, we received one or more earlier versions of the final data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Final Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Final Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We selected a sample of 50 Contracts from the Preliminary Data File (each, a “Preliminary Sample Contract”), which consisted of 10 Contracts with the highest Total Payments Remaining and 40 Contracts randomly selected from the remaining 61 Contracts.

The Final Data File contained 46 of the Preliminary Sample Contracts.

We selected 10 Contracts with the highest Total Payments Remaining from the Final Data File, five (5) of which were not included in the Preliminary Sample Contracts (the “Additional Sample Contracts”).

The Preliminary Sample Contracts and Additional Sample Contracts constituted 51 Contracts and are referred to herein as the “Final Sample Contracts.”

A listing of the Final Sample Contracts is attached as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Contracts that we were instructed to randomly select from the Preliminary Data File or Final Data File.

B.

For each Final Sample Contract, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Final Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source information is listed in the order of priority.

Attribute	Sources / Instructions

Lessee ID	“Customer” screenshot from NetSuite and Lease Schedule

Variations due to truncation are not to be considered exceptions.

Lessee	Lessee, First Co-lessee, or all Co-lessees listed in the Master Lease and the schedule number from the Lease Schedule.

For Final Sample Contract #24, the Lessee in the Master Lease was different than the Lessee in the Final Data File. The Company informed us that the Lessee in the Final Data File was the user of the equipment and the guarantor for the payment obligations of the Lessee named in the Master Lease. This is not considered an exception.

Variations due to truncation or abbreviation are not to be considered exceptions.

End of Term Type (“EOT Type”)	Master Lease, Lease Schedule, and/or Amortization Schedule. Consider the EOT Type to be:

• “TRAC” if the Lease Schedule does not contain an early buyout option or modification to either the extension option or purchase option at the end of the lease term stated in the Master Lease

• “BUCK” if the Lease Schedule contains a purchase option at the end of the lease term for a price of $1.00 for all equipment

•   “MTRAC” if the Lease Schedule contains a modification to either the extension option or purchase option at the end of the lease term stated in the Master Lease and the Amortization Schedules indicate that the IRR corresponding to the modification scenario was the lowest

• “TRAC w/ EBO” if the Lease Schedule contains an early buyout option and Amortization Schedules indicate that the IRR corresponding to the early buyout scenario was the lowest

Commencement Date	Recompute using the terms of the Master Lease or Lease Schedule and the date of the Installation Certificate. If the date of the Installation Certificate was the first day of the quarter, consider the Commencement Date to be the date of the Installation Certificate.

For Final Sample Contract #42, compare to the Rent Assignment Date in the Notice and Acknowledgment of Assignment.

Attribute	Sources / Instructions

Guaranteed Term	For Final Sample Contracts with EOT Type “TRAC,” recompute as the sum of the Base Term in the Lease Schedule and the extension option in the Master Lease.

For Final Sample Contracts with EOT Type “BUCK,” compare to the Base Term in the Lease Schedule.

For Final Sample Contracts with EOT Type “TRAC w/ EBO,” recompute as the number of monthly rental amounts to be paid by the Lessee before the early buyout option can be exercised (stated in the Lease Schedule) plus one month.

For Final Sample Contracts with EOT Type “MTRAC,” if the Lease Schedule contains a modification to the extension option in the Master Lease, recompute the Guaranteed Term as the sum of the Base Term and the extension option stated in the Lease Schedule. If the Lease Schedule contains a modification to the purchase option at the end of the lease term in the Master Lease, compare the Guaranteed Term to the Base Term in the Lease Schedule.

Payment Frequency	Master Lease

Original Equipment Cost	Lease Schedule

Rental Amount	Recompute as product of the Lease Rate Factor and the Total Equipment Cost in the Lease Schedule or Installation Certificate. For Final Sample Contracts #1 and #39, compare to the Lease Schedule.

Headquarter State	Master Lease. If the Headquarter State is outside of the United States, compare to Lessee’s headquarters country in the Master Lease.

Balloon Payment	Recompute as product of the purchase price (as a percentage of the Total Equipment Cost) and the Total Equipment Cost in the Lease Schedule.

For Final Sample Contract #11, recompute the Balloon Payment by subtracting the amount on the Equipment Sale Partial Payment Invoice from the product calculated above.

For Final Sample Contract #24, compare to the Lease Modification Agreement.

Consider the Balloon Payment to be $0 for Final Sample Contracts for which the EOT Type is “TRAC” or “BUCK,” or for which the EOT Type is “MTRAC” but the Lease Schedule does not state a purchase price.

Internal Rate of Return (“IRR”)	Lowest IRR appearing in the Amortization Schedules

Attribute	Sources / Instructions

Current on Payments	“Invoice” screenshot from NetSuite. Consider to be “Yes” if the “Invoice” screenshot shows less than 31 days delinquent.

Total Payments Remaining	Recompute as the sum of Rental Amounts due after the Cutoff Date appearing on the lowest-IRR Amortization Schedule and any amount due but unpaid per the “Invoice” screenshot from NetSuite, and, only for Sample Contracts with EOT Type “MTRAC” or “TRAC w/ EBO,” the Balloon Payment.

Moody’s Code	“Customer” screenshot from NetSuite

SIC Code	Compare the first two digits of the SIC Code in the Final Data File to the first two digits of the SIC code in the D&B Report

Headquarter Country	Master Lease

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Final Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Final Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the equipment finance contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the equipment finance contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such equipment finance contracts being securitized, (iii) the compliance of the originator of the equipment finance contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the equipment finance contracts that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

February 2, 2022

Exhibit A

The Final Sample Contracts

Final Sample Contract Number	Contract Number*
1	20221-01
2	20221-02
3	20221-03
4	20221-04
5	20221-05
6	20221-06
7	20221-07
8	20221-08
9	20221-09
10	20221-10
11	20221-11
12	20221-12
13	20221-13
14	20221-14
15	20221-15
16	20221-16
17	20221-17
18	20221-18
19	20221-19
20	20221-20
21	20221-21
22	20221-22
23	20221-23
24	20221-24
25	20221-25
26	20221-26
27	20221-27
28	20221-28
29	20221-29
30	20221-30
31	20221-31
32	20221-32
33	20221-33
34	20221-34
35	20221-35
36	20221-36
37	20221-37
38	20221-38
39	20221-39
40	20221-40
41	20221-41
42	20221-42
43	20221-43
44	20221-44
45	20221-45
46	20221-46
47	20221-47
48	20221-48
49	20221-49
50	20221-50
51	20221-51

(*)	The Company has assigned a unique Lessee ID to each Contract in the Final Data File. The Contract Numbers referred to in this Exhibit are not the Lessee IDs.